                                EXHIBIT 99.2

                                EXHIBIT 99.2

                         SCHEDULE OF FACILITY LEASES
                WHICH ARE SUBSTANTIALLY IN THE FORM OF LEASE
                          ATTACHED AS EXHIBIT 99.1


                                                                                                                    ORIGINAL
                                                                                        LEASING                    MEDITRUST
          FACILITY NAME                           LOCATION                           COMMITMENT FEE               INVESTMENT
          -------------                           --------                           --------------               ----------
 WovenHearts of Onalaska                       Onalaska,                                $ 12,899.00           $ 1,289,931.00
                                               LaCrosse County,
                                               Wisconsin
 WovenHearts of Sussex                         Sussex,                                  $  9,608.00           $   960,824.00
                                               Waukesha County,
                                               Wisconsin

 WovenHearts of Brown Deer                     Brown Deer,                              $  7,073.00           $   707,266.00
                                               Milwaukee County,
                                               Wisconsin

 Clare Bridge of Montgomery                    North Wales,                             $ 46,670.00           $ 4,967,033.00
                                               Montgomery County,
                                               Pennsylvania

 Clare Bridge of Lower Makefield               Yardley,                                 $ 49,989.00           $ 4,998,920.00
                                               Bucks County,
                                               Pennsylvania

 Clare Bridge of Fort Myers                    Fort Myers,                              $ 37,655.00           $ 3,765,481.00
                                               Lee County,
                                               Florida

 Northampton Manor                             Richboro,                                $108,361.00           $10,836,115.00
                                               Bucks County,
                                               Pennsylvania


                            NO.  OF UNITS
      BASE RENT             IN FACILITY
      ---------             -----------
          *                     19


          *                     19



          *                     15



          *                     38


          *                     36



          *                     32


          *                     120

                                                                                                                    ORIGINAL
                                                                                        LEASING                    MEDITRUST
          FACILITY NAME                           LOCATION                           COMMITMENT FEE               INVESTMENT
          -------------                           --------                           --------------               ----------
 Clare Bridge of Tampa                         Tampa,                                   $ 37,655.00           $ 3,765,481.00
                                               Hillsborough County,
                                               Florida

 Hamilton House of                             Farmington Hills,                        $ 34,209.00           $ 3,420,850.00
 Farmington Hills I                            Oakland County,
                                               Michigan

 Hamilton House of                             Farmington Hills,                        $ 37,510.00           $ 3,750,992.00
 Farmington Hills II                           Oakland County,
                                               Michigan

 Hamilton House of Ann Arbor                   Ann Arbor                                $ 30,783.00           $ 3,078,288.00
                                               Washtenaw County,
                                               Michigan

 Hamilton House of Utica                       Utica,                                   $ 33,546.00           $ 3,354,614.00
                                               Macomb County,
                                               Michigan

* Confidential portions omitted and filed separately with the Commission.


                            NO.  OF UNITS
      BASE RENT             IN FACILITY
      ---------             -----------

          *                     32



          *                     28


          *                     28



          *                     28

          *                     28


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